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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): JUNE 28, 2002
                                                  -------------



                           INTERLEUKIN GENETICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    DELAWARE                         000-23413                   94-3123681
---------------                     -----------             ------------------
(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)


           135 BEAVER STREET, WALTHAM, MA                       02452
         ---------------------------------------              ----------
         (Address of principal executive offices)             (Zip Code)


 Registrant's telephone number, including area code: (781) 398-0700
                                                    --------------


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 28, 2002, Interleukin Genetics, Inc. (the "Company"), upon the approval of its Audit Committee and its Board of Directors, dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants.

Arthur Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification with respect to their audit report on the Company's financial statements for the fiscal year ended December 31, 2001.

In connection with its audits for the Company's fiscal years ended December 31, 2001 and 2000, its review of the Company's financial statements for the quarter ending March 31, 2002 and through the date of this report, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with Arthur Andersen's report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K through the date of this report.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 28, 2002, stating its agreement with such statements.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

16.1     Letter from Arthur Andersen LLP dated June 28, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERLEUKIN GENETICS, INC.
                                  --------------------------
                                  (Registrant)



Date: June 28, 2002               /s/ Fenel M. Eloi
                                  ----------------------------------------------
                                  Fenel M. Eloi, Vice President, Chief Operating
                                  Officer and Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                     Description
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16.1                       Letter from Arthur Andersen LLP dated June 28, 2002.





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